UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 10,  2017

Zayo Group Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36690	26-1398293
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant's Telephone Number, Including Area Code)

Zayo Group, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-169979	26-2012549
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into Material Definitive Agreement.

Indenture

On April 10, 2017, Zayo Group, LLC (the “Company”), a wholly owned subsidiary of Zayo Group Holdings, Inc., and Zayo Capital, Inc. (“Zayo Capital” and together with the Company, the “Issuers”),  closed a private offering (the “Notes Offering”) exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), of $550,000,000 aggregate principal amount of 5.750% senior notes due 2027 (the “Notes”) through an add-on to its existing issue.  The Issuers intend to use the net proceeds from the Notes Offering to repay approximately $570 million of their outstanding $1.35 billion tranche and $650 million tranche of term loans, each maturing on January 19, 2024, on a pro rata basis.

The Issuers issued the Notes under an indenture dated January 27, 2017 (as supplemented, the “Indenture”) among the Issuers, the guarantors party thereto, and The Bank of New York Mellon Trust Company N.A., as trustee (the “Trustee”). The terms of the Notes include those set forth in the Indenture. The Notes will bear interest at the rate of 5.750% per year. Interest on the Notes is payable on January 15 and July 15 of each year, beginning on July 15, 2017.  The Notes will mature on January 15, 2027. Before January 15, 2022, the Issuers may redeem the Notes, in whole or in part, at a redemption price equal to 100% of their principal amount, plus accrued interest and a “make-whole” premium. At any time on or after January 15, 2022, the Issuers may redeem the Notes, in whole or in part, at the applicable redemption prices set forth in the Indenture, plus accrued interest. In addition, before January 15, 2020, the Issuers may redeem up to 40% of the Notes at a redemption price equal to 105.750% of their principal amount, plus accrued interest, using the proceeds of certain equity offerings.

The Indenture contains covenants that, among other things, restrict the ability of the Issuers and their restricted subsidiaries to incur additional indebtedness and issue preferred stock, pay dividends or make other distributions with respect to any equity interests, make certain investments or other restricted payments, create liens, sell assets, incur restrictions on the ability of the Issuers’ restricted subsidiaries to pay dividends or make other payments to the Issuers, consolidate or merge with or into other companies or transfer all or substantially all of their assets, engage in transactions with affiliates, and enter into sale and leaseback transactions. The terms of the Indenture include customary events of default.

The Notes will be fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by all of the Company’s current and future domestic restricted subsidiaries and any other restricted subsidiaries of the Company that guarantee any indebtedness of the Issuers or any guarantor (the “Guarantors”). The Notes and the guarantees thereof (the “Guarantees”) will be the general unsecured obligations of the Issuers and the Guarantors and will rank equally in right of payment with all existing and future senior unsecured indebtedness of the Issuers and the Guarantors, rank senior in right of payment to all future indebtedness of the Issuers and the Guarantors that is by its terms expressly subordinated in right of payment to the Notes or the applicable Guarantee (if any), be effectively subordinated to the Issuers’ and the Guarantors’ secured indebtedness to the extent of the value of the collateral securing such indebtedness, and be structurally subordinated in right of payment to all future indebtedness and other liabilities of future subsidiaries of the Issuers and the Guarantors that do not guarantee the Notes, which will consist only of unrestricted subsidiaries and foreign subsidiaries that do not guarantee any of the Company’s other indebtedness.

The foregoing description of the Notes and the Indenture is qualified in its entirety by reference to the Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 8.01          Other Events

On April 11,  2017,  the Company issued a press release announcing the completion of the Notes Offering.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 8.01.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01          Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of January 27, 2017, among Zayo Group, LLC, Zayo Capital, Inc., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.
99.1	Press Release dated April 11, 2017.

Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the registrants believe any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Additional information about issues that could lead to material changes in the registrants’ performance is contained in their respective filings with the Securities and Exchange Commission. The registrants undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances after the date hereof.

Investors should take into consideration those risks and uncertainties discussed in each registrant’s Annual Report on Form 10-K for the year ended June 30, 2016 and each registrant’s Quarterly Reports on Form 10-Q for the quarters ended September 30, 2016 and December 31, 2016, including but not limited to those under the heading “Risk Factors” to the extent such heading is included therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group Holdings, Inc.

By:	/s/ Ken desGarennes
Name:	Ken desGarennes
Title:	Chief Financial Officer and Treasurer

DATED:  April 11, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group, LLC

By:	/s/ Ken desGarennes
Name:	Ken desGarennes
Title:	Chief Financial Officer and Treasurer

DATED:  April 11, 2017

EXHIBIT INDEX

1

Exhibit No.	Description
4.1	Indenture, dated as of January 27, 2017, among Zayo Group, LLC, Zayo Capital, Inc., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.
99.1	Press Release dated April 11, 2017.